UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) Of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

Spine Injury Solutions, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 Katy Freeway
Suite 600
Houston, Texas 77007
(Address of principal executive office) (Postal Code)

(713) 521-4220
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.

On March 29, 2018, we issued a press release announcing results for the fiscal year ended December 31, 2017.  Also on March 29, 2018, we held a conference call to discuss these results and related matters at 4:20 p.m. Eastern Time.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit

99.1	Press release dated March 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPINE INJURY SOLUTIONS, INC.

/s/ William Donovan, M.D.
By: William Donovan, M.D.
Date: March 29, 2018	Chief Executive Officer